                                                                   EXHIBIT 20.12


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                                    March 31, 2000
                                                 -----------------------------
           Determination Date:                                  April 7, 2000
                                                 -----------------------------
           Distribution Date:                                  April 17, 2000
                                                 -----------------------------
           Monthly Period Ending:                              March 31, 2000
                                                 -----------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.     Collection Account Summary

           Available Funds:
                        Payments Received                                                    $5,439,486.76
                        Liquidation Proceeds (excluding Purchase Amounts)                      $541,357.13
                        Current Monthly Advances                                                 78,102.27
                        Amount of withdrawal, if any, from the Spread Account                        $0.00
                        Monthly Advance Recoveries                                              (94,966.29)
                        Purchase Amounts - Warranty and Administrative Receivables               $4,282.50
                        Purchase Amounts - Liquidated Receivables                                    $0.00
                        Income from investment of funds in Trust Accounts                       $24,293.01
                                                                                         ------------------
           Total Available Funds                                                                                      $5,992,555.38
                                                                                                                    ================

           Amounts Payable on Distribution Date:
                        Reimbursement of Monthly Advances                                            $0.00
                        Backup Servicer Fee                                                          $0.00
                        Basic Servicing Fee                                                    $132,037.37
                        Trustee and other fees                                                       $0.00
                        Class A-1 Interest Distributable Amount                                      $0.00
                        Class A-2 Interest Distributable Amount                                 $42,730.28
                        Class A-3 Interest Distributable Amount                                $265,833.33
                        Class A-4 Interest Distributable Amount                                $298,404.46
                        Noteholders' Principal Distributable Amount                          $4,772,515.79
                        Amounts owing and not paid to Security Insurer under
                                               Insurance Agreement                                   $0.00
                        Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                        Spread Account Deposit                                                 $481,034.15
                                                                                         ------------------
           Total Amounts Payable on Distribution Date                                                                 $5,992,555.38
                                                                                                                    ================


                                 Page 1 (1998-D)

   II.     Available Funds

           Collected Funds (see V)
                                        Payments Received                                       $5,439,486.76
                                        Liquidation Proceeds (excluding Purchase Amounts)         $541,357.13         $5,980,843.89
                                                                                              ----------------

           Purchase Amounts                                                                                               $4,282.50

           Monthly Advances
                                        Monthly Advances - current Monthly Period (net)           ($16,864.02)
                                        Monthly Advances - Outstanding Monthly
                                           Advances not otherwise reimbursed to the
                                           Servicer                                                     $0.00           ($16,864.02)
                                                                                              ----------------

           Income from investment of funds in Trust Accounts                                                             $24,293.01
                                                                                                                    ----------------

           Available Funds                                                                                            $5,992,555.38
                                                                                                                    ================

   III.    Amounts Payable on Distribution Date

           (i)(a)      Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by AFL or the Servicer)                                                            $0.00

           (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

           (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

           (ii)        Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                                         Owner Trustee                                                  $0.00
                                         Administrator                                                  $0.00
                                         Indenture Trustee                                              $0.00
                                         Indenture Collateral Agent                                     $0.00
                                         Lockbox Bank                                                   $0.00
                                         Custodian                                                      $0.00
                                         Backup Servicer                                                $0.00
                                         Collateral Agent                                               $0.00                 $0.00
                                                                                              ----------------

           (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                             $132,037.37

           (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

           (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                       returned for insufficient funds (not otherwise reimbursed to Servicer)                                 $0.00

           (iv)        Class A-1 Interest Distributable Amount                                                                $0.00
                       Class A-2 Interest Distributable Amount                                                           $42,730.28
                       Class A-3 Interest Distributable Amount                                                          $265,833.33
                       Class A-4 Interest Distributable Amount                                                          $298,404.46

           (v)         Noteholders' Principal Distributable Amount
                                        Payable to Class A-1 Noteholders                                              $2,386,257.90
                                        Payable to Class A-2 Noteholders                                                      $0.00
                                        Payable to Class A-3 Noteholders                                                      $0.00
                                        Payable to Class A-4 Noteholders                                              $2,386,257.89

           (vii)       Unpaid principal balance of the Class A-1 Notes
                       after deposit to the Note Distribution Account of
                       any funds in the Class A-1 Holdback Subaccount
                       (applies only on the Class A-1 Final Scheduled Distribution Date)                                      $0.00

           (ix)        Amounts owing and not paid to the Security Insurer under Insurance Agreement                           $0.00
                                                                                                                 -------------------

                       Total amounts payable on Distribution Date                                                     $5,511,521.23
                                                                                                                 ===================

                                 Page 2 (1998-D)

   IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
           Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
           Class A-1 Maturity Shortfall

           Spread Account deposit:

                             Amount of excess, if any, of Available Funds
                             over total amounts payable (or amount of such
                             excess up to the Spread Account Maximum Amount)                                            $481,034.15

           Reserve Account Withdrawal on any Determination Date:

                             Amount of excess, if any, of total amounts payable over Available Funds
                             (excluding amounts payable under item (vii) of Section III)                                      $0.00

                             Amount available for withdrawal from the Reserve
                             Account (excluding the Class A-1 Holdback
                             Subaccount), equal to the difference between the
                             amount on deposit in the Reserve Account and the
                             Requisite Reserve Amount (amount on deposit in
                             the Reserve Account calculated taking into
                             account any withdrawals from or deposits to the
                             Reserve Account in respect
                             of transfers of Subsequent Receivables)                                                          $0.00

                             (The amount of excess of the total amounts payable
                             (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                             Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                             Account, and deposited in the Collection
                             Account.)

                             Amount of withdrawal, if any, from the Reserve Account                                           $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
           Date:

                             Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                             of Section III                                                                                   $0.00

                             Amount available in the Class A-1 Holdback Subaccount                                            $0.00

                             (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                             Funds (after payment of amount set forth in item
                             (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                             Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                             Subaccount, and deposited in the Note
                             Distribution Account for payment to the Class
                             A-1 Noteholders)

                             Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                             $0.00

           Deficiency Claim Amount:

                             Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount
                             and Available Funds                                                                              $0.00

                             (on the Class A-1 Final Scheduled Distribution
                             Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
                             (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                             Amount of excess, if any, on the Distribution Date
                             on or immediately following the end of the Funding
                             Period, of (a) the sum of the Class A-1 Prepayment
                             Amount, the Class A-2 Prepayment Amount, the Class
                             A-3 Prepayment Amount, the Class A-4 Prepayment
                             Amount, over, (b) the amount on deposit in the Pre-Funding Account                               $0.00

           Class A-1 Maturity Shortfall:

                             Amount of excess, if any, on the Class A-1 Final
                             Scheduled Distribution Date, of (a) the unpaid
                             principal balance of the Class A-1 Notes over (b)
                             the sum of the amounts deposited in the Note
                             Distribution Account under item (v) and (vii) of
                             Section III or pursuant to a withdrawal from the Class A-1
                             Holdback Subaccount.                                                                             $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1998-D)

 V.     Collected Funds

        Payments Received:
                          Supplemental Servicing Fees                                                        $0.00
                          Amount allocable to interest                                                1,732,610.87
                          Amount allocable to principal                                               3,706,875.89
                          Amount allocable to Insurance Add-On Amounts                                       $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed to the
                             Servicer prior to deposit in the Collection Account)                            $0.00
                                                                                                    ---------------

        Total Payments Received                                                                                       $5,439,486.76

        Liquidation Proceeds:
                          Gross amount realized with respect to Liquidated Receivables                  550,202.98

                          Less: (i) reasonable expenses incurred by Servicer
                             in connection with the collection of such Liquidated
                             Receivables and the repossession and disposition
                             of the related Financed Vehicles and (ii) amounts
                             required to be refunded to Obligors on such Liquidated Receivables          (8,845.85)
                                                                                                    ---------------

        Net Liquidation Proceeds                                                                                        $541,357.13

        Allocation of Liquidation Proceeds:
                          Supplemental Servicing Fees                                                        $0.00
                          Amount allocable to interest                                                       $0.00
                          Amount allocable to principal                                                      $0.00
                          Amount allocable to Insurance Add-On Amounts                                       $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed to the
                             Servicer prior to deposit in the Collection Account)                            $0.00            $0.00
                                                                                                    ---------------   --------------

        Total Collected Funds                                                                                         $5,980,843.89
                                                                                                                      ==============

VI.     Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                               $0.00
                          Amount allocable to interest                                                       $0.00
                          Amount allocable to principal                                                      $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed to the
                             Servicer prior to deposit in the Collection Account)                            $0.00

        Purchase Amounts - Administrative Receivables                                                                     $4,282.50
                          Amount allocable to interest                                                       $0.00
                          Amount allocable to principal                                                  $4,282.50
                          Amount allocable to Outstanding Monthly Advances (reimbursed to the
                             Servicer prior to deposit in the Collection Account)                            $0.00
                                                                                                    ---------------

        Total Purchase Amounts                                                                                            $4,282.50
                                                                                                                      ==============

VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                    $206,707.93
                                                                                                                      ==============

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                          Payments received from Obligors                                              ($94,966.29)
                          Liquidation Proceeds                                                               $0.00
                          Purchase Amounts - Warranty Receivables                                            $0.00
                          Purchase Amounts - Administrative Receivables                                      $0.00
                                                                                                    ---------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                      ($94,966.29)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                     ($94,966.29)

        Remaining Outstanding Monthly Advances                                                                          $111,741.64

        Monthly Advances - current Monthly Period                                                                        $78,102.27
                                                                                                                      --------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                      $189,843.91
                                                                                                                      ==============


                                 Page 4 (1998-D)

  VIII.    Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

                      Payments received allocable to principal                                                      $3,706,875.89
                      Aggregate of Principal Balances as of the Accounting Date of all
                         Receivables that became Liquidated Receivables
                         during the Monthly Period                                                                  $1,061,357.40
                      Purchase Amounts - Warranty Receivables allocable to principal                                        $0.00
                      Purchase Amounts - Administrative Receivables allocable to principal                              $4,282.50
                      Amounts withdrawn from the Pre-Funding Account                                                        $0.00
                      Cram Down Losses                                                                                      $0.00
                                                                                                                -------------------

                      Principal Distribution Amount                                                                 $4,772,515.79
                                                                                                                ===================

           B.  Calculation of Class A-1 Interest Distributable Amount

                      Class A-1 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-1 Noteholders on such Distribution
                         Date)                                                                         $0.00

                      Multiplied by the Class A-1 Interest Rate                                       5.4820%

                      Multiplied by actual days in the period or in the case of
                         the first Distribution Date, by 26/360                                   0.09166667                $0.00
                                                                                           -------------------

                      Plus any unpaid Class A-1 Interest Carryover Shortfall                                                   --
                                                                                                                -------------------

                      Class A-1 Interest Distributable Amount                                                               $0.00
                                                                                                                ===================

           C.  Calculation of Class A-2 Interest Distributable Amount

                      Class A-2 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-2 Noteholders on such
                         Distribution Date)                                                    $8,377,938.49

                      Multiplied by the Class A-2 Interest Rate                                        5.564%

                      Multiplied by actual days in the period or in the case of
                         the first Distribution Date, by 26/360                                   0.09166667           $42,730.28
                                                                                           -------------------

                      Plus any unpaid Class A-2 Interest Carryover Shortfall                                                   --
                                                                                                                -------------------

                      Class A-2 Interest Distributable Amount                                                          $42,730.28
                                                                                                                ===================

            D.  Calculation of Class A-3 Interest Distributable Amount

                      Class A-3 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-3 Notes
                         (as of the immediately preceding Distribution Date
                         after distributions of principal to Class A-3 Noteholders
                         on such Distribution Date)                                           $55,000,000.00

                      Multiplied by the Class A-3 Interest Rate                                        5.800%

                      Multiplied by 1/12 or in the case of the first Distribution
                        Date, by 26/360                                                           0.08333333          $265,833.33
                                                                                           -------------------

                      Plus any unpaid Class A-3 Interest Carryover Shortfall                                                $0.00
                                                                                                                -------------------

                      Class A-3 Interest Distributable Amount                                                         $265,833.33
                                                                                                                ===================

           E.  Calculation of Class A-4 Interest Distributable Amount

                      Class A-4 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-4 Notes
                        (as of the immediately preceding Distribution Date after
                        distributions of principal to Class A-4 Noteholders on
                        such Distribution Date)                                               $63,377,938.58

                      Multiplied by the Class A-4 Interest Rate                                        5.650%

                      Multiplied by 1/12 or in the case of the first Distribution
                        Date, by 26/360                                                           0.08333333          $298,404.46
                                                                                           -------------------

                      Plus any unpaid Class A-4 Interest Carryover Shortfall                                                $0.00
                                                                                                                -------------------

                      Class A-4 Interest Distributable Amount                                                         $298,404.46
                                                                                                                ===================


                                 Page 5 (1998-D)

G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                               $0.00
           Class A-2 Interest Distributable Amount                                          $42,730.28
           Class A-3 Interest Distributable Amount                                         $265,833.33
           Class A-4 Interest Distributable Amount                                         $298,404.46


           Noteholders' Interest Distributable Amount                                                                 $606,968.07
                                                                                                            =======================

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                 $4,772,515.79

           The Class A-4 Notes will be entitled to receive 50.00% of the
              Principal Distributable Amount on each Distribution Date. The Class
              A-1, Class A-2 Notes, and Class A-3 Notes are "sequential pay"
              classes which collectively will receive 50.00% of the Principal
              Distribution Amount on each Distribution Date, first to the principal balance of the Class A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2
              Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3 Notes until such principal balance is reduced to zero.
                                                                                                                    $4,772,515.79

           Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                            -----------------------

           Noteholders' Principal Distributable Amount                                                              $4,772,515.79
                                                                                                            =======================

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes, Class A-2 Notes, or Class A-3 Notes (see item H above)               50.00%             $2,386,257.90
                                                                                    -------------------     =======================

           Amount of Noteholders' Principal Distributable Amount payable to Class
           A-4 Notes                                                                             50.00%             $2,386,257.89
                                                                                    -------------------     =======================

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the  Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                        $1.55

                                                                                                            -----------------------
                                                                                                                            $1.55
                                                                                                            =======================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                                      $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
              Account has been reduced to $100,000 or less as of the
              Distribution Date (see B below)                                                                               $0.00
                                                                                                            -----------------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date                                                                  $1.55
                                                                                    -------------------
                                                                                                                            $1.55
                                                                                                            =======================


           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the
              Funding Period.                                                                                               $0.00


                                 Page 6 (1998-D)


    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
              Notes,

           Product of (x) weighted average of the Class A-1, A-2, A-3, and A-4
           Interest Rates (based on outstanding Class A-1, A-2, A-3, and A-4
           principal balances), divided by 360                                        5.7134%
           (y) (the Pre-Funded Amount on such Distribution Date)                        0.00
           (z) (the number of days until the January 1999 Distribution Date)               0
                                                                                                                            $0.00
           Less the product of (x) 2.5% divided by 360,                                2.500%
           (y) the Pre-Funded Amount on such Distribution Date and,                     0.00
           (z) (the number of days until the January 1999 Distribution Date)               0                                $0.00
                                                                                                              ---------------------


           Requisite Reserve Amount                                                                                         $0.00
                                                                                                              =====================

           Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in
              the case of the first Distribution Date, as of the Closing Date                                               $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                                  $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the
              Indenture Trustee from amounts withdrawn from the Pre-Funding
              Account in respect of transfers of Subsequent Receivables)                                                    $0.00

           Less: withdrawals from the Reserve Account (other than the Class A-1
              Holdback Subaccount) to cover the excess, if any, of total amount
              payable over Available Funds (see IV above)                                                                   $0.00
                                                                                                              ---------------------

           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                                    $0.00
                                                                                                              =====================

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                                  $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                                   0

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                             $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee)                                                           $0.00
                                                                                                                    ---------------

           Class A-1 Holdback Subaccount immediately following the Distribution
              Date                                                                                                          $0.00
                                                                                                                    ===============
   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the Monthly Period  $126,755,875.52
           Multiplied by Basic Servicing Fee Rate                                            1.25%
           Multiplied by months per year                                               0.08333333
                                                                                -------------------

           Basic Servicing Fee                                                                        $132,037.37

           Less: Backup Servicer Fees                                                                       $0.00

           Supplemental Servicing Fees                                                                      $0.00
                                                                                                   ----------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                              $132,037.37
                                                                                                                    ===============

                                 Page 7 (1998-D)

XIII.     Information for Preparation of Statements to Noteholders

          a.    Aggregate principal balance of the Notes as of first day of Monthly Period
                             Class A-1 Notes                                                                                  $0.00
                             Class A-2 Notes                                                                          $8,377,938.49
                             Class A-3 Notes                                                                         $55,000,000.00
                             Class A-4 Notes                                                                         $63,377,938.58

          b.    Amount distributed to Noteholders allocable to principal
                             Class A-1 Notes                                                                                  $0.00
                             Class A-2 Notes                                                                          $2,386,257.90
                             Class A-3 Notes                                                                                  $0.00
                             Class A-4 Notes                                                                          $2,386,257.89

          c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                                  $0.00
                             Class A-2 Notes                                                                          $5,991,680.59
                             Class A-3 Notes                                                                         $55,000,000.00
                             Class A-4 Notes                                                                         $60,991,680.69

          d.    Interest distributed to Noteholders
                             Class A-1 Notes                                                                                  $0.00
                             Class A-2 Notes                                                                             $42,730.28
                             Class A-3 Notes                                                                            $265,833.33
                             Class A-4 Notes                                                                            $298,404.46

          e.    1.   Class A-1 Interest Carryover Shortfall, if any (and change in amount from
                     preceding statement)                                                                                     $0.00
                2.   Class A-2 Interest Carryover Shortfall, if any (and change in amount from
                     preceding statement)                                                                                     $0.00
                3.   Class A-3 Interest Carryover Shortfall, if any (and change in amount from
                     preceding statement)                                                                                     $0.00
                4.   Class A-4 Interest Carryover Shortfall, if any (and change in amount from
                     preceding statement)                                                                                     $0.00

          f.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                1.   Reserve Account                                                                         $0.00
                2.   Spread Account Class A-1 Holdback Subaccount                                            $0.00
                3.   Claim on the Note Policy                                                                $0.00

          g.    Remaining Pre-Funded Amount                                                                                   $1.55

          h.    Remaining Reserve Amount                                                                                      $0.00

          i.    Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

          j.    Prepayment amounts
                             Class A-1 Prepayment Amount                                                                      $0.00
                             Class A-2 Prepayment Amount                                                                      $0.00
                             Class A-3 Prepayment Amount                                                                      $0.00
                             Class A-4 Prepayment Amount                                                                      $0.00

          k.     Prepayment Premiums
                             Class A-1 Prepayment Premium                                                                     $0.00
                             Class A-2 Prepayment Premium                                                                     $0.00
                             Class A-3 Prepayment Premium                                                                     $0.00
                             Class A-4 Prepayment Premium                                                                     $0.00

          l.     Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                    paid by the Trustee on behalf of the Trust                                                          $132,037.37

          m.     Note Pool Factors (after giving effect to distributions on the
                    Distribution Date)
                             Class A-1 Notes                                                                             0.00000000
                             Class A-2 Notes                                                                             0.18724002
                             Class A-3 Notes                                                                             1.00000000
                             Class A-4 Notes                                                                             0.60991681



                                Page 8 (1998-D)

   XVI.    Pool Balance and Aggregate Principal Balance

                             Original Pool Balance at beginning of Monthly Period                                  $199,999,998.46
                             Subsequent Receivables                                                                             --
                                                                                                                -------------------
                             Original Pool Balance at end of Monthly Period                                        $199,999,998.46
                                                                                                                ===================

                             Aggregate Principal Balance as of preceding Accounting Date                           $126,755,875.52
                             Aggregate Principal Balance as of current Accounting Date                             $121,983,359.73

           Monthly Period Liquidated Receivables                                    Monthly Period Administrative Receivables

                                          Loan #          Amount                            Loan #                   Amount
                                          ------          ------                            ------                   ------
                            see attached listing          1,061,357.40        see attached listing                        4,282.50
                                                                 $0.00                                                       $0.00
                                                                 $0.00                                                       $0.00
                                                         --------------                                                  ----------
                                                         $1,061,357.40                                                   $4,282.50
                                                         ==============                                                  ==========

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                             5,804,103.42

           Aggregate Principal Balance as of the Accounting Date                 $121,983,359.73
                                                                              ---------------------

           Delinquency Ratio                                                                                            4.75811081%
                                                                                                                        ===========

           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                          ARCADIA FINANCIAL LTD.

                                          By:
                                               ---------------------------------
                                          Name:  Scott R. Fjellman
                                                 -------------------------------
                                          Title: Vice President / Securitization
                                                --------------------------------


                                 Page 9 (1998-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING MARCH 31, 2000


    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                  $200,000,000

                             AGE OF POOL (IN MONTHS)                                   17

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                          $5,804,103.42

           Aggregate Principal Balance as of the Accounting Date                               $121,983,359.73
                                                                                            -------------------

           Delinquency Ratio                                                                                          4.75811081%
                                                                                                                ===================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                           4.75811081%

           Delinquency ratio - preceding Determination Date                                         5.48651077%

           Delinquency ratio - second preceding Determination Date                                  6.52881447%
                                                                                            -------------------


           Average Delinquency Ratio                                                                                  5.59114535%
                                                                                                                ===================


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                     $10,797,413.51

           Add:              Sum of Principal Balances (as of the Accounting
                                Date) of Receivables that became Liquidated
                                Receivables during the Monthly Period or that
                                became Purchased Receivables during Monthly
                                Period (if delinquent more than 30 days with
                                respect to any portion of a Scheduled
                                Payment at time of purchase)                                                       $1,061,357.40
                                                                                                                -------------------

           Cumulative balance of defaults as of the current Accounting Date                                       $11,858,770.91

                             Sum of Principal Balances (as of the Accounting Date)
                                of 90+ day delinquencies                                          2,233,882.66

                                  Percentage of 90+ day delinquencies applied to
                                     defaults                                                           100.00%    $2,233,882.66
                                                                                            ------------------- -------------------

           Cumulative balance of defaults and 90+ day delinquencies as of the
              current Accounting Date                                                                             $14,092,653.57
                                                                                                                ===================




    V. Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

           Cumulative Default Rate - current Determination Date                                      7.0463268%

           Cumulative Default Rate - preceding Determination Date                                    6.5711924%

           Cumulative Default Rate - second preceding Determination Date                             6.0389138%


                                 Page 1 (1998-D)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                $5,131,964.42

           Add:     Aggregate of Principal Balances as of the
                       Accounting Date (plus accrued and unpaid
                       interest thereon to the end of the Monthly
                       Period) of all Receivables that became
                       Liquidated Receivables or that became Purchased
                       Receivables and that were delinquent more than
                       30 days with respect to any portion of a
                       Scheduled Payment as of the
                       Accounting Date                                                       $1,061,357.40
                                                                                          ------------------

                    Liquidation Proceeds received by the Trust                                ($541,357.13)           $520,000.27
                                                                                          ------------------     ------------------

           Cumulative net losses as of the current Accounting Date                                                  $5,651,964.69

                    Sum of Principal Balances (as of the Accounting Date)
                       of 90+ day delinquencies                                              $2,233,882.66


                         Percentage of 90+ day delinquencies applied to losses                       50.00%         $1,116,941.33
                                                                                          ------------------     ------------------

           Cumulative net losses and 90+ day delinquencies as of the current
              Accounting Date                                                                                       $6,768,906.02
                                                                                                                 ==================



   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+
              day delinquencies)

           Cumulative Net Loss Rate - current Determination Date                                                        3.3844530%

           Cumulative Net Loss Rate - preceding Determination Date                                                      3.1522250%

           Cumulative Net Loss Rate - second preceding Determination Date                                               2.9009620%

  VIII.    Other  Information  Provided  to  FSA

           A.  Credit Enhancement Fee information:

               Aggregate Principal Balance as of the Accounting Date                       $121,983,359.73
               Multiplied by:  Credit Enhancement Fee  (31 bp's)* (30/360)                          0.0258%
                                                                                          ------------------
                    Amount due for current period                                                                      $31,512.37
                                                                                                                 ==================


           B.  Dollar amount of loans that prepaid during the Monthly Period                                        $1,489,963.29
                                                                                                                 ==================
                      Percentage of loans that prepaid during the Monthly Period                                       1.22144799%
                                                                                                                 ==================


  VIII.    Classic/Premier Loan Detail

                                                                        Classic                 Premier                  Total
                                                                        -------                 -------                  -----
           Aggregate Loan Balance, Beginning                        $96,086,246.38          $30,669,629.14        $126,755,875.52
             Subsequent deliveries of Receivables                            $0.00                    0.00                   0.00
             Prepayments                                               (988,246.01)            (501,717.28)         (1,489,963.29)
             Normal loan payments                                    (1,466,767.58)            (750,145.02)         (2,216,912.60)
             Liquidated Receivables                                    (796,199.26)            (265,158.14)         (1,061,357.40)
             Administrative and Warranty Receivables                     (4,282.50)                                     (4,282.50)
                                                               ---------------------      -----------------    -------------------
           Aggregate Loan Balance, Ending                           $92,830,751.03          $29,152,608.70        $121,983,359.73
                                                               =====================      =================    ===================

           Delinquencies                                             $4,593,197.52            1,210,905.90          $5,804,103.42
           Recoveries                                                  $380,429.77             $160,927.36            $541,357.13
           Net Losses                                                   415,769.49              104,230.78            $520,000.27


                                 Page 2 (1998-D)

   IX.     Spread Account Information                                                    $                             %

           Beginning Balance                                                        $11,408,028.94                9.35211898%

           Deposit to the Spread Account                                               $481,034.15                0.39434407%
           Spread Account Additional Deposit                                                 $0.00                0.00000000%
           Withdrawal from the Spread Account                                           ($3,170.36)              -0.00259901%
           Disbursements of Excess                                                    ($962,963.92)              -0.78942236%
           Interest earnings on Spread Account                                          $55,573.71                0.04555844%
                                                                                -------------------     ----------------------

           Ending Balance                                                           $10,978,502.52                9.00000012%
                                                                                ===================     ======================

           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association     $10,978,502.52                9.00000000%
                                                                                ===================     ======================

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of November 1, 1998

                                      Loss                          Default                     Loss Event            Default Event
                 Month             Performance                    Performance                   of Default              of Default
           ------------------------------------------------------------------------------------------------------------------------
                   3                   1.05%                           2.11%                        1.33%                   2.66%
                   6                   2.11%                           4.21%                        2.66%                   5.32%
                   9                   3.05%                           6.10%                        3.85%                   7.71%
                  12                   3.90%                           7.79%                        4.92%                   9.84%
                  15                   5.02%                          10.03%                        6.34%                  12.68%
                  18                   6.04%                          12.07%                        7.63%                  15.25%
                  21                   6.93%                          13.85%                        8.75%                  17.50%
                  24                   7.70%                          15.40%                        9.73%                  19.45%
                  27                   8.10%                          16.21%                       10.24%                  20.47%
                  30                   8.43%                          16.86%                       10.65%                  21.29%
                  33                   8.71%                          17.43%                       11.01%                  22.01%
                  36                   8.96%                          17.92%                       11.32%                  22.63%
                  39                   9.08%                          18.15%                       11.47%                  22.93%
                  42                   9.17%                          18.34%                       11.58%                  23.16%
                  45                   9.25%                          18.49%                       11.68%                  23.36%
                  48                   9.31%                          18.62%                       11.76%                  23.52%
                  51                   9.36%                          18.73%                       11.83%                  23.65%
                  54                   9.41%                          18.81%                       11.88%                  23.76%
                  57                   9.44%                          18.88%                       11.92%                  23.84%
                  60                   9.46%                          18.93%                       11.95%                  23.91%
                  63                   9.48%                          18.96%                       11.97%                  23.95%
                  66                   9.49%                          18.98%                       11.99%                  23.98%
                  69                   9.50%                          18.99%                       12.00%                  23.99%
                  72                   9.50%                          19.00%                       12.00%                  24.00%
           ------------------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 8.20%                               Yes________           No___X_____

           Cumulative Default Rate (see above table)                                              Yes________           No___X_____

           Cumulative Net Loss Rate (see above table)                                             Yes________           No___X_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                    Yes________           No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                       Yes________           No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing       Yes________           No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                                  Yes________           No___X_____



           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                           ARCADIA FINANCIAL LTD.

                           By:
                                   -------------------------------
                           Name:   Scott R. Fjellman
                                   -------------------------------
                           Title:  Vice President / Securitization
                                   -------------------------------

                                 Page 3 (1998-D)